Listing Report:Supplement No. 70 dated Oct 07, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 236548
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	3.27%	Starting borrower rate/APR:	4.27% / 4.60%	Starting monthly payment:	$148.22

Auction yield range:	3.27% - 3.27%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	2.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1998	Debt/Income ratio:	11%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$841	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	GetLoan	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Borrow To Lend
Purpose of loan:
I am a PROSPER lender seeking borrowing experience. If this loan goes through, the net will be re-invested in PROSPER.

My financial situation:
(explain why you are a good candidate for paying back this loan)

Monthly net income: $ 4400

Monthly expenses: $ 3400
??Housing: $ 1500
??Insurance: $ 150
??Car expenses: $ 60
? Day care: $700
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ -0-
??Other expenses: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	12 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	46	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$114	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	mikebaril	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Company to New Market
I am expanding my 6 year old consulting company to a new market.
I am looking for some working capital to get me through the initial move and payroll expenses.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$200.49

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1992	Debt/Income ratio:	33%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$29,597	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	attentive-nickel	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest Cards
Purpose of loan:
This loan will be used to?
pay off my AMEX card and my sons (attending college) credit card.? I am currently making the payments on time, but cannot pay extra to pay down the principal.? I am looking to get a consolidation loan at a reduced interest rate than what I currently am paying?that will allow me to apply more of my money towards paying off the principal.

My financial situation:
I am a good candidate for this loan because?
I am a Director level employee at a fortune 500 company.? I have been employed with this company for 13 years.? My previous job I was employed for 19 years.? I am a solid, dedicated employee that gets the job done.? My base income is solid at $106K and I make commissions on top of that.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2001	Debt/Income ratio:	27%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	6y 9m
Amount delinquent:	$37	Revolving credit balance:	$8,523	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	newest-sharp-vigilance	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Higher Interest CC
Purpose of loan:
My husband and I had?a rough couple of months and unfortunately had to use our high interest credit cards.??We have an 8 month old at home and another on the way (completely unexpected).? A friend told me about Prosper and am hoping it can help us lower our interest rate.?

My financial situation:
I am a good candidate for this loan because I always pay my bills on time,?am never late (except in 2001 when I was out of a job for a couple of months), and?current on all my outstanding loan obligations.??I have a stable job, in the insurance industry, that I have been at for almost 7 years.? I know I can not use my husband on this, but he has been at his job for almost 5 years and we use his check for the mortgage and other household expenses.? We have some money in savings but do not want to touch it, especially with the new baby coming.

Monthly net income: $ 1900.00

Monthly expenses: $?3,455.00 ($1615 as?husband pays mortgage)
??Housing: $ 1840.0? (husband takes care of)
??Insurance: $ 180.00
??Car expenses: $ 370.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 190.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $?275.00
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$1,015.94

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1994	Debt/Income ratio:	79%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,136	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	adorable-durability	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to consolidate debt.

My financial situation:
I am a good candidate for this loan because I work hard to pay my bills and keep my credit score up. I was laid off earlier in the year and forced to take a pay cut, but instead of letting my bills go, I cut back on other things so that I could keep paying the bills. I currently live with relatives and have no housing expense (I leased out my house), allowing me to apply more of my income to make payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427124
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1995	Debt/Income ratio:	34%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$27,476	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	plentiful-currency	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used?to pay off my credit cards, reduce my interest rate and lower my monthly payments.?

My financial situation:
I am a good candidate for this loan because I have great credit, have not been late on my bills, and am working 3 jobs to make sure my family is taken care of.

Monthly net income: $3200
Monthly expenses: $
??Housing: $1100
??Insurance: $83
??Car expenses: $300
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $250
??Clothing, household expenses $50
??Credit cards and other loans: $400?

Hello,

A few months back I was laid off from my job of 2 years as a salaried sales executive. The small start-up company I was working for was struggling and had to cut 80% of its workforce.

Our family then suffered another blow when we lost our baby in-utero at 20 weeks. We had to deliver him in the hospital and my wife suffered physically for over a month. This was less than 3 months ago and we are recovering slowly.

Since I've been in Sales and the Health Insurance industry for over 7 years, I decided to hire on with a local agency as a commission only insurance producer. Things are going well, but with any commission only plan, it takes a few months to build a pipeline, close some sales and build a flow of commissions for future income.

Although I'm working 3 different jobs, it is difficult to pay our bills. One realistic way to reduce this burden is to consolidate our debt and reduce our monthly payments to our creditors. This would free up the funds to take care of our needs and allow us to maintain a lower budget while my commissioned position builds to a profitable status.
I appreciate your consideration in funding our loan and am grateful for the opportunity to work with you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1997	Debt/Income ratio:	44%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$15,533	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Alish1974	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-620 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008)
Principal balance:	$4,362.44	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
I need a new transmission
Purpose of loan
To fix my transmission on my Dodge Neon

My financial situation:
I am a good candidate for this loan because I have steady employment and always pay my bills. My credit rating may not be the best but I'm not late on any of my debts and would like to keep it that way. Your help would be greatly appreciated!

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 250
??Insurance: $ 90
??Car expenses: $ 285
??Utilities: $ 25
??Phone, cable, internet: $ 25
??Food, entertainment: $ 200
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 700
??Other expenses: $25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.60%	Starting borrower rate/APR:	9.60% / 11.70%	Starting monthly payment:	$96.24

Auction yield range:	4.27% - 8.60%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2002	Debt/Income ratio:	20%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,125	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	CutRedTape	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off BOFA Card
Purpose of loan: Pay off HIGH interest credit card. BoFA decided to increase my interest rate to an unreasonable amount. I'd like to stop doing business with them all-together.

My financial situation: Never late, never delinquent, LOW expenses, good job

Monthly net income: $ 3835

Monthly expenses: $
??Housing: $ 500 (family owned property)
??Car expenses: $ 155?(corrolla, mostly paid off)
? Car insurance: $?90 for me and?about $266 for my wife
??Utilities: $ 120
??Phone, cable, internet: $ 120
??Food, entertainment: $ 800 (including groceries)
??Clothing, household expenses $?100
??Credit cards and other loans: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$82.34

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2001	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,799	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kajoola	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	760-780 (May-2008)
Principal balance:	$1,457.86	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Med student applying for Residency!
Purpose of loan:
I'm a medical student in my last year of school!? It's that time in my training that I have to take my licensing boards, apply to residency programs, and go on interviews around the country.? It's an incredibly expensive process.? I'd rather take out a small, manageable loan than put all this on high-interest credit cards!

My financial situation:
I am a good candidate for this loan because my credit is excellent!? I've borrowed from prosper in the past, and I've never even had a late payment on my loan.? I'm a good investment because A) I have excellent credit to begin with and I have no intention of ruining it, and?B) I have a terribly guilty conscience when it comes to being late for anything :)

As for my financial situation, my living expenses including utilities are $800 a month.? I have an additional?600-700 in financial aid for other living expenses.? ALL of my living expenses - rent, food, etc., are paid for with financial aid from my school.? I'm a student (for a few more months), but I do have a little money coming in from part-time work plus my savings.? I can definitely manage the monthly payment on this loan.? In addition, in 6 months I'll be a resident physician, furthering my financial stability.? My credit score is between 720-740 (don't know the exact number).? I'm very responsible with regard to my finances.?

If you have any questions, feel free to ask.? I'm happy to answer anything.? In the event that you were curious, I've chosen emergency medicine as my specialty.? :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427168
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,500.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.99%	Starting borrower rate/APR:	12.99% / 13.34%	Starting monthly payment:	$589.56

Auction yield range:	3.27% - 11.99%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	10.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1984	Debt/Income ratio:	49%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	18 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	12y 10m
Amount delinquent:	$0	Revolving credit balance:	$40,300	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Hawg	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 100% )	800-820 (Latest)
Principal borrowed:	$17,000.00	< mo. late:	0 ( 0% )	780-800 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
LOW RISK, HIGH RETURN!
I'm looking to consolidate some debt. I have a flawless repayment history with Prosper (32 months). I paid off my first Prosper loan on October 1st. I pay my bills and have a solid income. 25 years in the same career field as a broadcast producer/voice over artist, over 12 years with the same employer. My wife has over 20 years in her career field as a corporate executive for a national retailer, 14 years with the same employer. Wife's income is not included on DTI ratio.

Here's the monthly breakdown...

NET INCOME -
me - $5800
wife - $3600
bonuses $ 400
_____________
$9800

EXPENSES -
Mortgage - $1492
Utilities - $ 400
Car - $ 350
Insurance- $ 200
Other debt-$1100
Groceries- $ 650
_______________
$4192 total

Our extra cash is going into an aggressive retirement savings. We also help other family members quite often. However, neither of these items are "fixed" expenses.
Do you want a great return on your investment? Then please bid now! Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 8.29%	Starting monthly payment:	$45.63

Auction yield range:	4.27% - 5.00%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	2.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	3 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,135	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	AASkiff	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment Purchase loan wanted
Purpose of loan:
Need funds to upgrade my computing equipment. Will pay off this amount ahead of schedule.

My financial situation:
I am a good candidate for this loan because I have good credit, a score of 760. Two payed off auto loans of 20K each. Don't want to deal with the bank because of their high rates.

regards,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$274.63

Auction yield range:	17.27% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1986	Debt/Income ratio:	25%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,814	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	deckim	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	600-620 (Latest)
Principal borrowed:	$8,501.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008) 600-620 (May-2008) 600-620 (Apr-2008) 580-600 (Nov-2007)
Principal balance:	$1,611.17	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
3rd Loan with prosper/please help
Purpose of loan:

I am once again asking for your help: I?ve been with Prosper for 3 years & have always paid my loans on time.? I?ve had 2 loans with prosper 1 paid off and the 2nd to be paid off early.

These last 3 years have been a big struggle financially. What I?m looking to do is to take my entire high rate c.c and other financial obligations consolidate them into 1 monthly payment & lower my monthly rate and help raise my credit score. This is also the year my daughter turns 16 and I would love to have a sweet 16 for her she is a great kid who gets good grades and deserves the birthday she is wishing for.?

A little over 3 years ago I filed bankruptsy & I am still feeling the effects today.? This was not a proud time in my life & I am truly trying to get that behind me but as you can see by my credit score & delinquency it is still keeping me down. But with your help it will happen.?

So please take into consideration that I have made 49 monthly payments on time even when I was unemployed. ? If you have any questions as to how I got myself into a financial mess please ask and I am willing to answer.

My financial situation:

I am a good candidate for this loan because?Because I have never missed a prosper payment even?when I was?unemployed for over 6 months

Monthly net income: $?2300.00

Monthly expenses: $
??Housing: $ husband????
??Insurance: $ husband????
??Car expenses: $ 100.00????
??Utilities: $ husband????
??Phone, cable, internet: $ 25.00 work for company
??Food, entertainment: $ husband????
??Clothing, household expenses $ husband
??Credit cards and other loans: $?750.00
??Other expenses: $ husband
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2007	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$62	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	elated-velocity	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to help me pay for my classes and housing.

My financial situation:
I have been having issues with paying for school since my sophomore year of college and it is now my junior year and i am at the point where I am having to drop classes just so I can be able to get a refund check and help pay towards things. My parents have helped me as much as they could, but their credit score is not high enough to help me take out a private loan or even a parent plus loan. I do not have any credit history and because of my parents credit score I do not have a cosigner so no one will help me. I am currently looking for a job, but I haven't came across any luck yet and if i do get a job now I will not get a check soon enough to pay my bills that are due by the end of this month. I am not asking to take someone's money and never pay it back, but I am asking for someone to allow me to borrow money until I can get my finances together. I don't know what else to do and dropping out of school will not be an option for me because there is too much that I want to accomplish in life. ?
Monthly net income: $

Monthly expenses: $
??Housing: $ 476
??Insurance: $
??Car expenses: $
??Utilities: $ 70
??Phone, cable, internet: $
??Food, entertainment: $ 200
??Clothing, household expenses $100
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 15.01%	Starting monthly payment:	$32.94

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2002	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$444	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Wise-Wizard	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College/laptop/credit improvment
Purpose of loan: This loan will be used to buy books, a new laptop and other school expenses. I really don't need this loan. I have the money; I just need the loan to improve my credit score. I have a net worth of close to $30,000. I am a Finance major and plan on getting a job in the industry within the next five years, when I get out of the military. To get a good job in the finance sector you have to have an excellent credit history. I have only one installment loan in my credit history so I need a couple more loans to improve my score. Thanks for helping me out? Also I plan on paying the loan off in a year. Thanks

My financial situation: I am a good candidate for this loan because I have no outstanding debt at this time. I'm also in the military and I get paid every two weeks regardless.

Monthly net income: $ $4500.00

Monthly expenses:
Housing: $ 0??
Insurance: $ 0?
Car expenses: $ 0
Utilities: $ 0?
Phone, cable, internet: $ 0??
Food, entertainment: $ 20??
Clothing, household expenses $ 0??
Credit cards and other loans: $ 20??
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	B	Auction Duration:	14 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$196.28

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1993	Debt/Income ratio:	11%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,165	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Logan7	Borrower's state:	SouthCarolina	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	720-740 (Latest)
Principal borrowed:	$1,300.00	< mo. late:	0 ( 0% )	720-740 (May-2008) 740-760 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Consolidating Credit Cards
Purpose of loan:
This loan will be used to pay off my credit cards.? Like everyone else im sick of paying there outrageous interest rates.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time.? And I have borrowed from prosper before and always paid my bill on time.

Here is my typical monthly budget.
Current Monthly Budget
Income???????????? $4000 after taxes
House? ??????????? $1400
Car #2 ??????????? $233
Utilities?????????????$950
IRA and Investments $1000

Thanks for considering this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	41%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	8y 1m
Amount delinquent:	$228	Revolving credit balance:	$11,185	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	mikenzane	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating loans
Purpose of loan:
This loan will be used to:
Consolidate loans?2 credit cards and my 2003 Chevy malibu?this will include:
2560.00 Wells Fargo Chevy Malibu
4850.00 Wells fargo
1100.00 HBC( Orchard city)
I plan to payoff these credit cards, and not use them again.
I am trying to become debt free in 5 years, and this prosper loan will help me do that!

My financial situation:
I am a good candidate for this loan because?
I have work for the same company for almost 5 years now, getting a raise about every 6 months.
I recently went to a debt consolidation seminar which I am planning to flow and become debt free in 5 years.
I am 39 and want to be able to retire and not have all these monthly bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427240
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,999.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.43

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1996	Debt/Income ratio:	6%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	27	Length of status:	5y 8m
Amount delinquent:	$2,107	Revolving credit balance:	$553	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	4
Screen name:	lgeuther	Borrower's state:	Illinois	Borrower's group:	Debt Consolidators Unite!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,999.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) 660-680 (May-2009) 540-560 (Jan-2007) 520-540 (Oct-2006)
Principal balance:	$361.81	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
putting new roof on house
Hello everyone,
This would be my second loan from prosper, the first will be paid off with this one, My credit score has improved by more than 100 points since my last loan. I have not been late on the first loan and I have not been late on any of my bills for over 3 years. I also have a very low debt to income ratio. I have also been promoted since my last loan and my income has increased. This loan will help put a new roof on our home. I am hoping that you all will believe in me a second time and help me out with a loan, I promise you will not regret it. Thanks again
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$836.58

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1979	Debt/Income ratio:	42%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$25,120	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	brightest-adventurous-ore	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Cards
Purpose of loan:
The loan will be used to pay off credit card debt.
My financial situation:
I am a good candidate for this loan because I have not added to the debt in some time and I have the income to easily pay off the loan. In addition to my salary of $73,000 per year, I have an additional income of about $31,000 per year from rent on a three family house that I own. My employer provides my housing and all untilities as part of my compensation in addition to my salary, so I have no monthly expenses for housing or utilities. I am simply tired to paying outrageous interest rates to credit card companies who keep increasing rates for no reason. I would like to be able to make one payment per month and know that I am paying down the debt for good.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	19y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	principal-gourd	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buisness is slower than usual
Purpose of loan:
This loan will be used to?
pay off some bills with a high interest rate?????
My financial situation:
I am a good candidate for this loan because?i have owned a successful buisness?for many years and also home etc
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1985	Debt/Income ratio:	14%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,075	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	39%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	unequivocal-economy	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
trave to washington-family
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $?-0-
??Insurance: $?131
??Car expenses: $90
??Utilities: $ 35
??Phone, cable, internet: $22
??Food, entertainment: $50
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 60
??Other expenses: $-0-
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.62%	Starting borrower rate/APR:	22.62% / 24.89%	Starting monthly payment:	$770.24

Auction yield range:	8.27% - 21.62%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,034	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	orange-economy-raker	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Winter prep
Purpose of loan:
This loan will be used to prepare the property for winter and complete upgrades before the weather stalls external work.

My financial situation:
I am a good candidate for this loan because I do have good credit, little debt and a burning desire to keep the debt low and the credit rating high.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427258
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.02%	Starting borrower rate/APR:	24.02% / 26.31%	Starting monthly payment:	$392.43

Auction yield range:	8.27% - 23.02%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1999	Debt/Income ratio:	23%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,061	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	katmcbird	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expansion and Marketing
Purpose of loan:
My Husband and I own and operate an independent coffeehouse/cafe. We have recently had an increase in new customers looking for a place to study, relax with friends and eat due to competition closing in the area. Our food menu is simple, panini sandwiches and pastries. We feel the need to offer dinner options that are a little heavier, like chicken or pasta entrees and vegetarian/vegan options.? The offering of home cooked meals by my Husband, who is a trained chef and Italian trained coffee barista, and myself will further entrench our coffeehouse in the community.

In order to do this we will need to add equipment to our kitchen, create new menus and implement a new marketing plan to introduce the changes to the area. Our current revenues will allow us to afford a new payment of up to $1,000.00 per month. Revenues are now at $10,000-15,000 per month with obligations of $8,000 per month, this includes all utilities, rent, purchases of goods and labor. All of our current obligations are paid ahead of due date or on time, never leaving an outstanding balance with the landlord or suppliers.? I still work at the hospital and should it become necessary those wages can be used to pay on the loan.? Thank You for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 31.43%	Starting monthly payment:	$41.08

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2002	Debt/Income ratio:	8%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	credit-relaxation	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
First Apartment
Purpose of loan:
This loan will be used to help with my apartment expenses

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $1580

Monthly expenses: $
??Housing: $ 674
??Insurance: $
??Car expenses: $127
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 151
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,433	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	persistent-vigilance	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing up Investment Home
Purpose of loan:
This loan will be used to repair and investment rental property that was trashed by a dishonest tenant.

My financial situation:
I am a good candidate for this loan because I am responsible and always pay my debts ontime.? This loan will repair and investment rental property that was trashed by a dishonest tenant.? I hope to either rent it out again or sell?the?house.??
Monthly net income: $ 7000

Monthly expenses: $?3410
??Housing: $ 1300
??Insurance: $ 260
??Car expenses: $ 700
??Utilities: $?200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $?150
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,250.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$599.38

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1985	Debt/Income ratio:	43%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	28y 11m
Amount delinquent:	$281	Revolving credit balance:	$12,544	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	footballfan45	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	53 ( 100% )	640-660 (Latest)
Principal borrowed:	$18,700.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008) 620-640 (Oct-2006)
Principal balance:	$1,218.62	1+ mo. late:	0 ( 0% )
Total payments billed:	53
Description
Pay Off Credit Card Debt
Have?pd out Prosper acct & open Prosper acct w/ 1 paytremaining.?Open Prosper acct will also be pd out with?loan.
Every payt with Prosper on time on each loan.?Job 29 yrs, income 67,500..married 18yrs
The debts?to pay off are: Prosper.624.00..(final payt), Macys..1919.00?.($70.00 mo),BP/Amoco..844.00?(65.00),NY&co..141.00?(20.00),Title Credit...5525.00...(552.50?interest payt ea mon.)borrowed on?title to pay?medical bills. Should have not borrowed, needed to pay medical?bills.? Medical bills..485.00,First USA..3546.00(140.00)?Total of debts to pay out?13,084.00..payts on above $847.00)?.
Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1994	Debt/Income ratio:	56%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	12y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,253	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	profitable-gold	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need money for my wedding
Purpose of loan:
This loan will be used to? pay for my wedding to be held in California on December 26, 2009.

My financial situation:
I am a good candidate for this loan because? my wife and I both have stable jobs, we will put our incomes together and pay off this loan.

Monthly net income: $ mine = $1700 and wife =$1800

Monthly expenses: $
??Housing: $?400
??Insurance: $?100
??Car expenses: $ 80
??Utilities: $ 100
??Phone, cable, internet: $?70
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$910.09

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	13 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,847	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	39%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	iris5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Men's Health & Fitness Center
Purpose of loan:
This loan will be used to provide the final funding to create a Men's Health and Fitness Center. Fitness is a multi-million dollar industry. Millions of Americans belong to gyms, but never use them. The problem is you join a gym, work out for awhile, then quit because you loose your motivation, don't know what to do at the gym or don't see the results you were "promised" by the gym salesman. What I want to create is a community of men who are committed to their own health and fitness and the fitness of the others in their community. By working out together, training and motivating each other and getting "coaching" outside the gym in areas of food, nutrition and living a healthy lifestyle, I believe men can successfully loose 20-30 lbs in a 12-week program and be on a solid path to being in the best health they've ever been in. Once underway, we plan to charge $800 for the 12-week program. Other revenue will come from personal training and group classes. I currently have approximately $35,000 of my personal resources to invest in the business.

My financial situation:Excellent. I currently own a direct mail and marketing business that is doing very well even in this economy.
I am a good candidate for this loan because I am committed to helping men produce breakthrough results in their health and fitness. I am a WITTS certified personal trainer, and have 12 years experience running a small business.

Monthly net income: $ 60000

Monthly expenses: $
??Housing: $750.00
??Insurance: $125.00
??Car expenses: $100.00
??Utilities: $100.00
??Phone, cable, internet: $100.00
??Food, entertainment: $300.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $0
??Other expenses: $250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,450.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.83%	Starting monthly payment:	$65.59

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,358	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-star	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Sep-2009) 620-640 (Jul-2009) 600-620 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Catch up and consolidate bills
Purpose of loan:
This loan will be used to? consolidate bills.? Laid off a few months ago, got behind and can't get caught back up.
My financial situation:
I am a good candidate for this loan because? never had a loan or debt I didn't repay.? Working great job now that I love and making more money. Not monetarily responsible for anyone except myself and my dog
Monthly net income: $3000.00
Monthly expenses: 2200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1997	Debt/Income ratio:	75%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$39,919	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	magnetic-return	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off school debt on cards
Purpose of loan:
This loan will be used to? pay off my cards faster so that I can be debt free quicker.

My financial situation:
I am a good candidate for this loan because? I have a good credit track record and have a solid, secure job with a good organization.

Monthly net income: $ 5500

Monthly expenses: $ 4775
??Housing: $ 1900
??Insurance: $ 185
??Car expenses: $ 730
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses (food)$ 350
??Credit cards and other loans: $ 1200
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2005	Debt/Income ratio:	19%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,695	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	thoughtful-loot8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in a new Kitchen & Bathroom
Purpose of loan:
This loan will be used to remodel my new house which is our second house.

My financial situation:
I am a good candidate for this loan because I have clean credit history. One of these house will be a rental property.

Monthly net income: $ 6000 Salary + $3000 Rental Income

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 800
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427310
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1988	Debt/Income ratio:	7%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	21 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	78	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,391	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	8%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	karel_97005	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 4	On-time:	8 ( 100% )	700-720 (Latest)
Principal borrowed:	$16,500.00	< mo. late:	0 ( 0% )	720-740 (Jul-2009) 700-720 (Apr-2009) 760-780 (Sep-2008) 780-800 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Paying Debt
Purpose of loan:
This loan will be used to pay debt.
My financial situation:
I am a good candidate for this loan because I have good ?income and recoed with Prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$167.08

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1984	Debt/Income ratio:	19%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	29 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	24y 6m
Amount delinquent:	$0	Revolving credit balance:	$66,914	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	the-engaging-p2ploan	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.37%	Starting monthly payment:	$49.82

Auction yield range:	4.27% - 11.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1996	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	35	Homeownership:	No
Inquiries last 6m:	0
Screen name:	payment-zoo	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rebuilding my wings
Purpose of loan: I am asking for a chance to fly. On August 28, 2007, my brother Ryan passed away from a heroin overdose. My brother and I were best friends. He was an amazing person with a huge heart, contagious laugh and gentle nature. He had a wit that would have made one of the Buckingham Palace guards crack a smile. His battle with heroin lasted for ten years. My mother and I were never able to give up on him because he never gave up on himself. As a result, our lives revolved around Ryan's addiction. I don't regret that I voluntarily put my life on hold during his time of need. I had a degree, a job and friends but addiction is all consuming to everyone involved. When Ryan finally lost his battle to heroin, my Mother and I were lost. The three of us found laughter in every situation, no matter how bad; because that was the only way we survived the horror of what was actually happening. I was unable to return to work after my brother?s death. I started going to counseling and began to rebuild my life. I was hired as a Customer Service Representative at Expansys, Inc. in March of 2008. By the end of that same year, I was promoted to Office Administrator. Unfortunately, I was laid off in April 2009. Then I foolishly allowed myself to dip into my overdraft protection funds at the bank. Now I am in a cycle of overdraft fees, using one unemployment check to keep my account current and trying to live off my other monthly unemployment check. I treat my search for employment like a job and am sending out resumes every day. I have lived the past 12 years of my life in survival mode. I need a fresh start and will not be able to do that until I can climb out of this financial hole. I have spent the last two years rebuilding my wings and I am ready to fly, I just need some help to make my first jump.

My financial situation: I am a good candidate for this loan because I am very diligent about paying my bills on time. My mother has also generously offered to help me with this loan payment each month. I receive unemployment checks every two weeks and am searching for a job every day. I treat my search for employment like a job and know I will find something soon. There are some delinquencies on my credit report but these were received under extenuating circumstances and can be explained.

Monthly net income: $932
Monthly expenses:
Housing: $500
Insurance: $102.74
Car expenses: $196.00 (car payment) $79.65 (car insurance)
Utilities: Approx. $80.00
Phone, cable, internet: Approx. $65 (phone) $19.00 (cable)
Food, entertainment: $60
Clothing, household expenses $30
Credit cards and other loans: $ 25 (one credit card - interest free, rarely used) Student loan deferred
Other expenses: $ 30 (miscellaneous)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	76	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$30,677	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	John1111	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Business Loan
Purpose of loan:
This loan will be used to expand business: purchasing of addtional hardware and services for expansion.? Business has been in place for 4+ years.?

My financial situation:
I am a good candidate for this loan because I have a good job and always pay my debits on time. My business is doing well, even with the slow economy, we provide technology services for the medical fields, and have several clients with contracts.?

Monthly net income: Personal Income: 3800; Business Income: 3500-4500 per month

Monthly expenses: $
??Housing:?900
??Insurance:?125
??Car expenses:?400
??Utilities:?125
??Phone, cable, internet:?150
??Food, entertainment:?175
??Clothing, household expenses?110
??Credit cards and other loans:?400
??Other expenses: 225
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 16.36%	Starting monthly payment:	$878.93

Auction yield range:	3.27% - 15.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	13.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1998	Debt/Income ratio:	18%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	18y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,510	Occupation:	Executive
Public records last 12m / 10y:	0/ 5	Bankcard utilization:	28%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	BusOwner1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	800-820 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Short Term Business Cash Flow
This is our second prosper loan. We paid the first loan completely, always on time. We used the first loan to grow our business and would like the second one for the same purpose. We have been in business for over 18 years, have over $2 million in annual?sales,?have 18 employees?and have operated without the need of a line of credit. Our products are sold to government, and so have a?long payment cycle. We are looking at this Prosper.com loan as a simple way of funding from time to time while we wait for government payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$353.10

Auction yield range:	17.27% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,414	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	CureAutism08	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off creditcards for good
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3000

Monthly expenses: $ 2400
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427352
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1975	Debt/Income ratio:	33%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	41	Length of status:	14y 1m
Amount delinquent:	$15,914	Revolving credit balance:	$5,483	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	2
Screen name:	withoutdebt	Borrower's state:	Missouri	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 580-600 (Jul-2008) 580-600 (Jun-2008) 580-600 (Apr-2008)
Principal balance:	$2,181.63	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
RELIST for 2nd Loan NEVER LATE
Purpose of loan:

This loan will be used to pay off my current Prosper Loan (2300) and to pay some other credit obligations

My financial situation:
In November I will have 920. more in income.? I have been financially stressed the last two months due to getting my own child and my two grandchildren back in school.? My own daughter is a senior in college and my two grandchildren who live with me are in public school.? I have faithfully paid my current loan on time every month.? PLEASE HELP US ONCE AGAIN? and help me on my way to becoming debt free.? I know I can do this but your help ?would speed the process.? Thanks to all my bidders on my current loan. My?credit score?is 60 points higher than when I got my first Prosper Loan.I would like to continue to upgrade my credit score please?help me contiune.???I am a good candidate for this loan because..I am a good honest person who?is?determined to be debt free in two years? My daughter and grandaughter were killed and surviving children came to live with me. This loan?will pay off my current Prosper loan?($2300.) and help me get caught up on some other bills.?Group members please bid on this loan, good return for you and I will pay on time every time. as well.? My goal is debt free?as quickly as possible.? THANKS TO EVERYONE WHO BID ON MY LISTING PLEASE BID AGAIN

Monthly net income: $ 3500.

Monthly expenses: $ 2500.
??Housing: $ 650.
??Insurance: $260
??Car expenses: $170.Utilities: $ 300
??Phone, cable, internet: $200
??Food, entertainment: $250
??Clothing, household expenses $135.
??Credit cards and other loans: $?550.
??Other expenses: $180.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$71.89

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2000	Debt/Income ratio:	38%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	NingxiaRed-OmegaBlue	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Sep-2008)
Principal balance:	$1,437.07	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Bio-feedback machine and Reshapers
Purpose of loan:
This loan will be used to?
purchase a Bio-feedback machine costing $399 and a monthly fee of $39.99. It gives a detail report as to which essential oils,dietary supplement, or hebal supplement is best for a person's body chemistry. I also want to add reshaping garments from Ardyss International to my weight loss line. The garments range in cost from $50-$175 retail. I want to purchase 10 and have try-before-you-buy showcases. The rest of the money will be spent on advertising and marketing.
My financial situation:
I am a good candidate for this loan because?
worked for 10 years and operated a home-based business for 2 years. My business is registered and licensed by the state of NC.
Monthly net income: $
1900
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $470
??Utilities: $
??Phone, cable, internet: $ 170
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $430
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1987	Debt/Income ratio:	30%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$768	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Loveallsaints	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	640-660 (Latest)
Principal borrowed:	$10,001.00	< mo. late:	0 ( 0% )	700-720 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Graduate School Tuition
Purpose of loan:
This loan will be used to?
This loan will be used to continue my graduate studies in natural resource conservation. This loan will cover?part of my tuition and books for this year and next summer as well. I am dedicated to protecting natural resources for our future generations which is why I chose to get a Master's of Science in this field.
My financial situation:
I am a good candidate for this loan because?
I am a great candidate for this loan because I have borrowed from Prosper previously and have an excellent track record for paying off that loan in 3 years and never missed a payment. My husband is working and contributes to our household expenses. The house and bills are in his name, which is why I am putting zero for many of the monthly expenses.
Monthly net income: $
$4,940.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 603.00 and $596.00
??Utilities:?0
??Phone, cable, internet:?0
??Food, entertainment: $?300.00
??Clothing, household expenses?100.00?
??Credit cards and other loans:??15.00, 500
??Other expenses: $ 100 for dog medicine and pet food
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$199.52

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2000	Debt/Income ratio:	26%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$688	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cosmos740	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$2,188.15	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Car for New Graduated Granddaughter
Purpose of loan:
This loan will be used to? Buy newly graduated Granddaughter a car.

My financial situation:
I am a good candidate for this loan because? I have another Prosper loan I have paid on for a year now. I would use this $ to pay that off as well. I was also recently promoted and make an additional $4,000.00 a year. I pay my bills before ANYTHING else is done. I am very reliable and hard working. I appreciate your faith and kindness. The late payments reflected on my credit report - unfortunately, I allowed my son to put his house in my name & him & his wife tend to make late monthly payments. They do make the payments- it is just a bad reflection on me. KIDS - gotta love em. :)

Monthly net income: $ $2200.00

Monthly expenses: $? less than $500.00 mo
??Housing: $ 0
??Insurance: $ 70.00
??Car expenses: $?50.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 125.00
??Clothing, household expenses $ 70.00
??Credit cards and other loans: $ 125.00
??Other expenses: $ None - my Husband pays the household bills (thankfully) - so my $ is extra for gift buying :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$79.70

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1997	Debt/Income ratio:	33%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$22,319	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	merciful-repayment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Establishment on Prosper
Purpose of loan:
This loan will be used to establish myself on Prosper as a person who can be trusted with a loan.? I will want to borrow more at a future time but I don't think I should ask for too much with no history on Prosper.? Getting a good track record here will help me in terms of seeking more loans later on.

My financial situation:
I am a good candidate for this loan because I have never been late on my bills.? I have two mortgages (one for a rental property) and both are in good standing.? I am not upside down on either one.? I have a regular job, plus I have income from the rental (duplex) that I have had since 2007.? I can easily afford to repay this loan.

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427376
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	15 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,696	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	unrelenting-hope7	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Secured Future
Purpose of loan:
This loan will be used to? secure office and furnishings.? Also for working capital to hire employee due to increase work load.

My financial situation:
I am a good candidate for this loan because? not only am I responsible but I am in a good place right now with?a substantial increase in work load the funding?will?enable?me to provide a full-time & possibly a?part time worker.? I have very little overhead and no debt from the business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$97.71

Auction yield range:	4.27% - 12.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,784	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-enriching-yield	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate all my credit cards. I want to better my situation

My financial situation:
I am a good candidate for this loan because i am a responsible payer and a hardworking individual. All my bills are always paid ahead of time and I have never had a problem paying any of them on time. I never miss(ed) a monthly payment. This loan is not a matter of not being able to pay for my credit cards, but simply to be able to save money and not have to pay all the interest rates that are given.

I am a production artist/graphic designer for DIRECTV and make anywhere between $2,600 to $4,000 (Net pay) a month depending on the hours i work.

Monthly Inome:
? $2,600-$4,000 (Net Pay)

Monthly Expense: $1,530

Thank you for taking the time to read this and considering my situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,300.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$177.10

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1985	Debt/Income ratio:	12%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,368	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deal-horse6	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High Interest Credit Cards
Purpose of loan:
I will use this loan to pay off half of my credit card debt.??My intentions are to pay off the remaining half?with my tax refund next spring.? My credit card interest rates continue to rise and my credit limits continue to be lowered and I would just like to?not be surprised every month when I receive my credit card statements.

My financial situation:
I am a good candidate for this loan because my employment is stable.??I have been at my current employer?for 3+ years (a multi-specialty medical practice)?and?have no intentions of leaving or changing careers.??Also, my credit card debt is the only debt that I have.??I have a very low monthly rent payment, and both of my vehicles are paid?for.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$151.01

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2003	Debt/Income ratio:	6%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,465	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kawika357	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making the committment!
Purpose of loan:
This loan will be used to purchase an engagement ring for my lovely soon to-be fiancee. We have been together for seven years so I think it is finally time that I propose to her! I negotiated a great deal on a diamond engagement ring that is worth a good amount more than I am paying for it.

My financial situation:
I am a good candidate for this loan because I have a stable well paying job ($56,000 annual base salary plus bonuses) with a Fortune 100 company. I pay all my bills on time! I have enough money in my savings account for the ring but I would like to keep that savings to help pay for the wedding costs. I do plan on paying the loan off early because I have more than enough money each month to do so.

Monthly net income: $ 3035 after taxes assuming two pay periods a month (I get paid bi-weekly)

Monthly expenses: $ 1068
Housing: $ 408 ($815 split with girlfriend)
Insurance: $ 130
Car expenses: $ 100 in gas (car is paid off)
Utilities: $ 60
Phone, cable, internet: $ 35 ($70 split with girlfriend)
Food, entertainment: $ 400
Credit cards and other loans: $ 40 (I always make more than the minimum payment if I do not pay it off in full which I usually do)

$1,867 a month left over to repay Prosper loan and add to savings account.

As you can see, I have a good amount of money left over each month to repay the loan. Thank you for considering my listing and have a great day!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$98.81

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1992	Debt/Income ratio:	35%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	16y 0m
Amount delinquent:	$174	Revolving credit balance:	$57,097	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	goodhearted-income	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to buy a good used car
Purpose of loan:
This loan will be used to buy a goo dused car for my son going to college next year, my mom left him a jeep when she pased away?1 1/2 years ago but it?is a 2000 and does not get good gas mileage plus he is traveling?225 miles each way so we want something dependable?

My financial situation:
I am a good candidate for this loan because I have bene with my current employer almost 16 years and my position is very strong right now

Monthly net income: $ 7400.00

Monthly expenses: $
??Housing: $ 2100
??Insurance: $ 214
??Car expenses: $ 160
??Utilities: $ 200
??Phone, cable, internet: $ 260
??Food, entertainment: $ 720
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$237.48

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1979	Debt/Income ratio:	23%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	22 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	75	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$42,580	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	competent-order5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying bills
Purpose of loan:
This loan will be used to? buy gifts and pay some bills off early to avoid high intereste rates

My financial situation:
I am a good candidate for this loan because? I have never been late on a payment, I make a good salary, I pay all my bills, and I can pay it off 100% with my January bonus.

Monthly net income: $ 11000

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 500
??Car expenses: $ 800
??Utilities: $ 500
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1999	Debt/Income ratio:	25%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	top-unequivocal-revenue	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Single Parent Paying Off Debt
Purpose of loan:
This loan will be used to pay off payday loans.

My financial situation:
I am a good candidate for this loan because I have been paying my bills on time, but got into a financial hardship that required me to get assistance from payday loans and could not get out of debt because of paying fees on the payday loans which cause me to get behind on the bills that I need to maintain to provide a roof over my children's head, food, and clothing.

Monthly net income: $ 1640.00

Monthly expenses: $900.00 (approx.)
??Housing: $ 574.00
??Insurance: $ 90.00
??Car expenses: $ 299.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $2500.00 (payday loans)?
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$241.38

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1990	Debt/Income ratio:	48%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	21y 7m
Amount delinquent:	$0	Revolving credit balance:	$19,321	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	steveiz	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	720-740 (Aug-2009) 740-760 (Apr-2008)
Principal balance:	$5,850.32	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
paying off my prosper loan
Purpose of loan:
This loan will be used to pay off? my Prosper loan to lower my Intrest rate and monthly payment.

My financial situation:
I am a good candidate for this loan because?I have work at my job for 21?years and have good credit?and always pay my bills
I have a monthy net income of $3000
I?have a mortage payment $1100 and other bills of 500 my wife splits the mortgage with me.?I also have a car payment of $200
My prosper loan paymet is $350 a month?I would like to bring it down to about?$220 a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427442
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.63%	Starting borrower rate/APR:	25.63% / 27.94%	Starting monthly payment:	$280.66

Auction yield range:	11.27% - 24.63%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1986	Debt/Income ratio:	31%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$177,558	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	joyful-note2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paydown credit cards
Purpose of loan:
This loan will be used to pay down credit cards with higher interest rates. This will also improve liquidity for temporary personal and business expenses, which are reimbursed promptly. Feel confident that the loan will be a useful tool in debt reduction/management opportunities.

My financial situation:
I am a good candidate for this loan because, I've never been late on any payments. Need to explore opportunities to pay down credit cards quicker, with lower interest rates, while providing good returns for investors.

Monthly net income: $ 7400 (household)

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 200
??Car expenses: $ 750
??Utilities: $ 300
??Phone, cable, internet: $ 120
??Food, entertainment: $ 600
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1400
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427448
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.05%	Starting borrower rate/APR:	10.05% / 12.16%	Starting monthly payment:	$209.89

Auction yield range:	4.27% - 9.05%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1989	Debt/Income ratio:	14%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$118,496	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fuse53	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High Interest Credit Card Pay-Off
Purpose of loan: The loan is to be used to pay off a high interest credit card.

My financial situation: I am a good candidate for this loan because I am a responsible Corporate professional (with an advanced degree).? I?am with my current employer for approximately 8 years.? I have good credit.? I am also a real-estate investor, I own 5 properties and I'm a joint owner on a sixth proper.? This will be my first loan through prosper, once I satisfy this I will go after another credit card.? For the credit card debt that I have absorbed, I have assets to support the debt.? The debt acquired on credit cards?is generating additional income, not displayed in my annual corporate income.

I have additional rental income?gross of over $80,000.00.?

It just makes since to pay-off higher interest rate credit cards with lower interest rate loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427454
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1995	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	21 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$92,520	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	clean-liberty	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate credit card debt into one monthly payment

My financial situation:
I am a good candidate for this loan becaue my monthly credit card payments total much more than the payments under this loan will be and?I have always paid them.? I have never "mooched" on an obligation in my life.

Monthly net income: $ 6200

Monthly expenses: $?3449.99
??Housing: $?600
??Insurance: $ 100
??Car expenses: $ 250
??Utilities: $ 150
??Phone, cable, internet: $ 99.99
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1400
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$316.76

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1987	Debt/Income ratio:	16%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	1y 2m
Amount delinquent:	$746	Revolving credit balance:	$112,181	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	chikid11	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards-
Purpose of loan:
This loan will be used to??? payoff 3 credit cards once and for all...

My financial situation:
I am a good candidate for this loan because? I have always paid my?obligations in a timely manner and have additional income coming in from rent on a house in Chandler AZ.? I receive quarterly bonus' and I own both of my cars free and clear with modest mileage on both.? I just want to payoff these three credit cards and pay this loan back with a smaller interest rate that is fixed.?

Monthly net income: $5362 which includes $1300 a month in rent I receive from a rental house

Monthly expenses: $
??Housing: $?3200? 2 houses one of which is the rental with a wash on revenue vs expenses
??Insurance: $ 200
??Car expenses: $ 100
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$140.23

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2003	Debt/Income ratio:	31%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	7y 3m
Amount delinquent:	$217	Revolving credit balance:	$12,263	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	diligent-worth7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical proceedure to have a baby
Purpose of loan:
This loan will be used to help finance a medical proceedure to allow me and my husband to attempt to have a baby. We have been trying for 4 1/2 years and this is our last option. Our insurance doesn't cover it so we are out of pocket.

My financial situation:
I am a good candidate for this loan because I have a steady job for the Govt. and can pay on time.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 60
??Car expenses: $ 400
??Utilities: $ 60
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2004	Debt/Income ratio:	155%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$398	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	gain-strawberry	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Credit Cards
Purpose of loan:
This loan will be used to consolidate my credit card payments.? A few months ago my husband honorably seperated?from the military.?I have a few things I am paying off from that time, and would like one monthly payment.

My financial situation:
I am a good candidate for this loan because I have a good credit score and a?secure job.

Monthly net income: $ 1600.00 is my salary. My husband and I's together is $3350.00.

Monthly expenses: $
??Housing: $ 560.00
??Insurance: $ 90.00
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.65%	Starting monthly payment:	$63.68

Auction yield range:	11.27% - 29.00%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2000	Debt/Income ratio:	58%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,347	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tuckerpb2	Borrower's state:	Georgia	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	28 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 560-580 (Sep-2008) 560-580 (Jun-2008) 620-640 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
debt payoff and wheelchair ramp.
BOUT ME:
Hi, My name is Paul. I am back to apply for a loan to pay off my 1st Franklin loan and to build a wheelchair ramp for my grandmother. I am 34 years old. I have been with my current employer for over

5 years working full time. My job is working? the front desk at a motel.

Reason For the new listing:

I am trying to pay off my 1st Franklin loan and to build a wheelchair ramp for my grandmother.

I get $ 1108.20 each month after taxes.
Plus 1,000 a month to help pay house expensiced from my grandmother who lives with me.
Plus when I get extra shifts at work i can earn an extra 240.00 a month from work.
Plus an extra 100.00 a month for being on call to fix computer problem at the other hotels.

WHAT I WILL DO WITH THE MONEY LOANED TO ME:
I am asking for $1,500
First I would pay off my 1st Franklin loan that is a payoff 900.00, and use the other 600 to pay for the materials to build the ramp. (my brother-in-law is comming up for thnaksgiving to build it.)

HERE ARE MY MONTHLY FINANCIAL DETAILS:

Net income after payroll deductions from all sources: $2448.20

Mortgage/Rent: $ 485.00 (p+i+e(taxes+insurance).
Phone/cable/internet: $170.00
Electricity & Water: $150.00 highest month. we do not use the ac. it is cool enough outside.
Car Loan and Operating Expenses: $335.00/payment , $100/gas/month
Food: $300
Insurance: $135/insurance auto.
Clothing, expenses for children, etc. $0.00 I don't buy new clothing unless I need to.
Credit cards and loans that won't be paid off with my Prosper loan: $130.00 a month.
Other:15.00 fallen earth membership
-----------------------
Total Monthly Expenses : $1820.00

I will have $628.20 each month left to make the payments on my Prosper loan.

CLOSING REMARKS TO LENDERS: Now I could say flattery words, or plead for funding; but I won't. All I can really say is that if you do fund my request you have my thanks. Also if you look at my last loan. I have payed it back and have never been late and many time i have made my payment early. If you have any question please ask them.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$75.50

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1999	Debt/Income ratio:	36%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$8,245	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	worth-thinker5	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY EXTRA BILLS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	17 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$32,382	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	petersocal	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Oct-2006)
Principal balance:	$190.56	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Pay down Credit Card
Purpose of loan:
This loan will be used to pay down credit card debit.

My financial situation:
I am a good candidate for this loan because?

Currently have a loan with prosper that will paid this month (I have NEVER been late).? This will not change my monthly oblications so this loan will not effect my cash flow. ? I am sole proprietor of my own business which has been in the black since 1998.? Monthly net income between $8,000.00-10,000.00

Monthly expenses: $
My monthly expenses come to roughly $6000 a month.? This includes housing, food, utilities etc.

I am happy to provide any details or answer any questions.? As I mentioned, I have had a loan with proper which has 1 payment left (Oct.), I have never been late, and I would never be late with a new loan!

Thank you for your time...

P
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$521.97

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1993	Debt/Income ratio:	13%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$97,831	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	laudable-repayment	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426837
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,738.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$485.74

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2003	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,252	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rate-sensai	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
The F.I.R.S.T. School
Purpose of loan:
Pay for tuition and expenses while attending the F.I.R.S.T. School in Orlando, FL.

My financial situation:
I am a good candidate for this loan because I make payments on time and manage my income and debt responsibly.

Monthly net income: $1,100.00

Monthly expenses: $
??Housing: $0.00
??Insurance: $130.00
??Car expenses: $181.00
??Utilities: $0.00
??Phone, cable, internet: $0.00
??Food, entertainment: $200.00
??Clothing, household expenses $0.00
??Credit cards and other loans: $250.00
??Other expenses: Cell Phone-- $68.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426897
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1996	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	14	Length of status:	10y 1m
Amount delinquent:	$315	Revolving credit balance:	$577	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	60	Homeownership:	No
Inquiries last 6m:	3
Screen name:	marriage101	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) (Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Just a little help!
Purpose of loan:
This loan will be used to pay off the remainder of my debts.? To just have one loan to pay back. Should be able to pay the loan back in 2 years instead of 3.

My financial situation:
I am a good candidate for this loan because I previously received a loan from prosper in 2006.? I had no late payments and even made extra payments on ocassion.??My?credit rating with prosper the last time was a C.? They have it now as HR and I am not sure why and my?rating as a 4.? I am not sure why the rating this time is so bad but?I Promise to pay back?all the funds that are given to me.? I did have? a few delinquent payments?which were in the past (06-07) from my student loan?but for the last 2 years I have been current on all my payments thanks to the help of the previous prosper loan.? Now I am at the home stretch with 3 credit cards left all with balances under $400 and a student loan balance of $400.00 and 2 other items that is on my credit report totaling $315.00 and to catch up on my home bills..? I just need this little help.

Thank you?in advance for your help.??

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 1100.00
??Insurance: $?225 monthly
?Car expenses: $470.00 monthly
??Utilities: $?170.00 (water, garbage, pge)
??Phone, cable, internet: $?100.00
??Food, entertainment: $?300.00
??Clothing, household expenses?$100.00?
??Credit cards and other loan $100.00

Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$156.10

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1991	Debt/Income ratio:	25%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	8	Length of status:	3y 4m
Amount delinquent:	$200	Revolving credit balance:	$3,126	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	SUsnowball	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 89% )	720-740 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	3 ( 11% )	680-700 (May-2007) 660-680 (May-2007)
Principal balance:	$857.47	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
2nd loan:used car purchase
Purpose of Loan:
To?buy a reliable used car to keep my full time job and get to school (I have a 4.0 GPA), and?payoff?my?first Prosper loan.
My Credit:?
First Prosper loan rating was B, all timely payments.?Credit score has gone up since first loan. Credit report only?has one potentially negative item (see my profile for explanation)?that I am disputing. There are 7 accounts in good standing, with no late payments. I don't have to start payments on my student loans until after I graduate (Dec 2010).
My income:
Monthly net income is $1,400, fianc??s is $1900. We combine our incomes;?but I am relying on my income alone to repay this loan.
Monthly Expenses: I pay half the montly bills
-Rent: $350
-Utilities: $65?
-Food etc: $125?
-Cable/internet: $90?
-Gas/car maint:$125?
-Cell: $100
-Anticipated Prosper loan payment: ~$150 (paying off the first loan)
Total= $1005, leaving $395 monthly cushion
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$69.58

Auction yield range:	11.27% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2001	Debt/Income ratio:	15%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$93	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	44	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	entrepreneur1983	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,175.00	< mo. late:	0 ( 0% )	700-720 (Sep-2008) 700-720 (Jul-2008)
Principal balance:	$1,364.41	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying Off Wife's Credit Cards
Purpose of this loan: Will be used to consolidate my wife's credit accounts and decrease her debt to credit ratio.
Montly Review
My income: $1600
Expenses $595 Mortage
$47 Insurance
$200 Gas
$100 Utilities
$80 Cable
$50 Clothing, Household Items
$150 Entertainment
$100 Cell Phone
$120 School Loan
$100 Life Insurance

Wife's Review
Income: $1000
$275 Car
$120 Insurance
$75 Gas
$125 Cell Phone
?$150 Entertainment
$125 Credit Cards

Thank you for looking!

Please note I have a current prosper loan, that has never been late.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$254.71

Auction yield range:	11.27% - 29.00%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1993	Debt/Income ratio:	20%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,398	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	reflective-income190	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement ring
Purpose of loan:
This loan will be used to buy an engagement ring for my girlfriend of 4 years

My financial situation:
I am a good candidate for this loan because I have a job that pays me well for a very stable job.? I am a doctor and I am make a salary of $162,000 so I do not have to worry about slow days or days that I am out of the office.? I have recently bought a condo that is skewing my debt to income ratio and I am unable to get a conventional loan from a bank as my amount of debt is higher than what they have set their lending standards to. What they do not look at is that the mortgage is split in half by myself and my girlfriend who is a scientist and also has a stable 6 figure income. I have rebuilt my credit and I have recently invested in a surgery center that I work out of that will yield monthly dividend checks of between $600-900 a month which will help me to repay my loan.? I think that I am a very stable borrower but because of problems while in medical school with credit cards and at this time most of my money is locked up in investments. The deliquencies that are shown are from student loans that were consolidated but in the transition I was not paying on them as I thought that they had been consolidated but they were still open.

Monthly net income: $ 8200

Monthly expenses: $
??Housing: $ 2771
??Insurance: $?0
??Car expenses: $ 590
??Utilities: $? 0 (included in monthly assessments)
??Phone, cable, internet: $ 0 (included in monthly assessments)
??Food, entertainment: $?200
??Clothing, household expenses $ 0 (my girlfriend buys all my clothes)? :)
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$302.24

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1995	Debt/Income ratio:	28%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,792	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pure-credit4	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because? I am a hard working person and I pay all my bills on time

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 800
??Insurance: $
??Car expenses: $ 502
??Utilities: $ 100
??Phone, cable, internet: $ 125
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	25	Length of status:	8y 8m
Amount delinquent:	$469	Revolving credit balance:	$18,327	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	benefit-leader	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Completeing Renovation
Purpose of loan:
Complete the renovation of a single family home to put up for sale

My financial situation:
I am a good candidate for this loan because I have considerate cash flow to cover the monthly loan expense and wish to establish a relationship for future boroowing

Monthly net income: $ 7215

Monthly expenses: $ 3052
??Housing: $ 1328
??Insurance: $ 143
??Car expenses: $ 167
??Utilities: $ 427
??Phone, cable, internet: $ 112
??Food, entertainment: $ 200
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 325
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-2004	Debt/Income ratio:	22%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$287	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	subtle-p2ploan	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expansion
Purpose of loan:
This loan will be used to?
This loan will be used to further expand my business. I have been flipping houses for 2 years and have been very successful, now my partners and I would like to open a restuarant, as one of them is a culinary chef.
My financial situation:
I am a good candidate for this loan because? I can afford to pay for this loan myself, and my partners and have been successful in our present business ventures and there is no reason to think that will not continue.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.98%	Starting borrower rate/APR:	21.98% / 24.24%	Starting monthly payment:	$76.36

Auction yield range:	8.27% - 20.98%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1988	Debt/Income ratio:	322%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	24 / 23	Employment status:	Retired
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$113,983	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blue-coin-fate	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.22%	Starting borrower rate/APR:	30.22% / 32.60%	Starting monthly payment:	$149.00

Auction yield range:	11.27% - 29.22%	Estimated loss impact:	10.74%
Lender servicing fee:	1.00%	Estimated return:	18.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2004	Debt/Income ratio:	5%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	21y 6m
Amount delinquent:	$0	Revolving credit balance:	$416	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	systematic-return2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Window Creations is going online
PURPOSE OF LOAN:
This loan will be used in part to purchase solid color sailor cloth at Tempo Inc. $ Leisure Fabrics Corp. in High Point NC. This will be for an in-store promotion involving roman shade and balloon shade custom made window treatments. The price point will be $99. These shades are the most popular treatment styles with consumers today.
Also, funds will be used to update the Windows Creations web site www.WindowCreationsNC.com. And an Email campaign is planned to promote business outside of the shop which is located at the NC State Fairgrounds inside the Education Building. An infomercial at the store site is needed to project the store?s message of custom window treatments and services at reasonable prices.
FINANCIAL SITUATION:
I am a good candidate for this loan because of my permanence within the community. I have been operating my business at the Fairgrounds for 21 years at the same location. Over 50% of my sales come from repeat customers and referrals. Finally, I have a good payment habits, business wise and personally.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1994	Debt/Income ratio:	11%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$24,839	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	worlds-best-integrity	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.03%	Starting borrower rate/APR:	13.03% / 16.66%	Starting monthly payment:	$33.71

Auction yield range:	4.27% - 12.03%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2007	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$175	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	proton9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for new laptop
Purpose of loan:
This loan will be used to pay for a new laptop that I need for my college studies.

My financial situation:
I am a good candidate for this loan because I?always pay my bills on time. I'm young but?I'm?trying to build?some?credit. I don't work while I am in school but I have some money saved and my parents give me a monthly allowance of $150 to $200?thats how I plan to pay for the loan until I do find a job. I have very few expenses since I live on campus I just pay for gas and food(really just snacks because I have a meal plan).

Monthly net income: $150-$200 a month
Monthly expenses: $?
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 50?on gas
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 25?
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	28.90%	Starting borrower rate/APR:	29.90% / 30.29%	Starting monthly payment:	$127.19

Auction yield range:	3.27% - 28.90%	Estimated loss impact:	0.66%
Lender servicing fee:	1.00%	Estimated return:	28.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1984	Debt/Income ratio:	4%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	18y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,054	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stubble4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	820-840 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	820-840 (May-2009) 800-820 (Jan-2007)
Principal balance:	$303.92	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Going Green
ABOUT ME: I am 46 years old, married for 18 years with 2 children.?I have worked for the same company for over 18 years.? The company is privately owned and is in the grocery retail business.
WHAT I WILL DO WITH THE MONEY LOANED TO ME: We're installing a radiant barrier and an additional 12" of insulation in our attic.? I'll also be paying off my 1st Prosper loan (balance ~ $650).? I will continue to utilize Prosper's auto-payment plan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1992	Debt/Income ratio:	38%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	21y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,250	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	makeadifference	Borrower's state:	Colorado	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	700-720 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	720-740 (Jul-2009) 700-720 (Nov-2007) 700-720 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Pay Income Taxes
Hi, and thank you for looking at my listing! My husband and I have both had Prosper loans and have paid them off.? We are looking for a loan to pay some income taxes that are due.
I have stable employment - over 20 years with my current employer, and my husband has over 30 years with his employer. The debt-to-income ratio is actually better than it appears, because my husband's income was not included in the form, since the form said to only include my income. We have an above-average income - over $150,000 a year.

As you can see below, we will have cash left for the Prosper payment and then some.? We plan to use the left over cash to set aside an emergency fund, and give to charity.??We have also loaned to other Prosper borrowers like we have been helped in the past!?
$9,000 (Net - with my husband's and my income)

Monthly expenses: $6,869

Housing: $3,660
insurance: $ 469
Car payments/expenses: $680
Utilities: $250
Phone, cable, Internet $260
Food, entertainment $450
Clothing, household expenses $100
Credit cards: $400
Other Expenses: $600

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1974	Debt/Income ratio:	>1000%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	19 / 19	Employment status:	Retired
Now delinquent:	2	Total credit lines:	40	Length of status:	1y 9m
Amount delinquent:	$1,616	Revolving credit balance:	$34,190	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wise-graceful-wampum	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING HIGH INTEREST CREDIT CARD
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?There maybe times i did get behind on some of my payments, but always took care of them. I have a card I just can't seem to get paid off, and I would love to just due away with that payment and work on another with high interest. Thank you

Monthly net income: $
1200 - 1500 with my partime job as a caregiver. I live with my husband and he handles? most of the expense of our home.?
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 50.00
??Clothing, household expenses $
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$65.88

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	10y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	coin-icon	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Re-Invest
Purpose of loan:
This loan will be used to? re invest into peer lending. i believe in only borrowing to produce never to consume. My credit score is very important to me and i will never miss a payment

My financial situation:
I am a good candidate for this loan because? i own a salon business and have a strong loyal client base for myself and?those who booth rent from me are well established. i was recently married. my income does not reflect my husbands income of 65k as a independant contractor doing finish work. combined we have a great income and have no debts other than our home, salon mortgage and sba loan.?one car paid for and the other is leased which my business pays for. i am simply looking to get a feel for reinvesting. we can pay off this loan several times over with our savings.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2008	Debt/Income ratio:	39%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	keen-dime	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Debt
Purpose of loan: This loan will be used to?pay off debt that has high interest rates because of my past credit was ruined by an identity confusion, the debt I have is both secured and unsecured making it difficult to get by day by day.?I am current on all payments but getting close to being behind and some debt is building.

My financial situation: I am a good candidate for this loan because I have been building my credit and trying my hardest?to build my military career?I am current on all payments, but getting close to being behind, so far I have been budgeting hard and trying to minimize my expenses, I went through a bad relationship a few months ago leaving me with a bunch of bills and more debt I didn?t need.I have tried so hard to get all my debt lower but No one will give me the time of day?because my credit report has a public record on it which?has been taken to the State of?Connecticut to be fixed due to the fact It was my grandfather who?owed the money for a surgery I went to court won the case but it was reported wrong and I have the court paper work to prove it,?it will be off of it?soon.?I was drawn into a false loan a few months ago which was reported to the FBI and FTC I lost almost a whole paycheck because of it?making things much harder, I always go th eextra mile in what I do sacrificing every thing to pay my bills and stay out of trouble but no matter how hard?I try to correct things?I cant seem to get it right because my credit reort doesnt reflect the real me the person who really tries and is willing to do what it takes I help any one that need help with things like fixing?houses repairing cars, personal advice, ECT, but?no one?helps me?in return.??I am Done with suffering and going payday to payday worrying about my finances?which affect my career, my attitude, and my over all Life. I have goals in life and I cannot reach them with this painful burden on my back, please help me I will alwys be good for my payments and be on time.

Monthly net income: $ 2085

Monthly expenses:?
Housing: $ 0 gov't quarters????
Insurance: $ 101?
Car expenses: $ 25-$400?
Utilities: $?0??Phone, cable, internet: $ 150 balance left to pay off??
Food, entertainment: $ 200??
Clothing $50,
household expenses $ 150??
Credit cards and other loans: $?445??other expenses: $ 125 cellular phone Up to?$200?for unforeseen problems
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 16.63%	Starting monthly payment:	$33.69

Auction yield range:	4.27% - 12.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1991	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$68,566	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	balance-warrior	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
trial run
Purpose of loan:
This loan will be used to? see how this works before I become a lender.
My financial situation:
I am a good candidate for this loan because? I always pay my bills and my credit score is very good. I want to be a borrower before I decide if I will become a lender.? I have an investment condominium in escrow that?has no mortgage and will have money to invest by the end of this month.? I also have equity in home I am selling on a lease option that must be exercised by June 2010 so my debt may be high now but will be gone within a year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B	Auction Duration:	14 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$154.84

Auction yield range:	6.27% - 22.00%	Estimated loss impact:	5.39%
Lender servicing fee:	1.00%	Estimated return:	16.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	16y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,273	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ingenious-basis5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to held my son consolidate his credit cards. I want to help him better his situation

My financial situation:
I am a good candidate for this loan because i am a responsible payer and a hardworking individual. All my bills are always paid ahead of time and I have never had a problem paying any of them on time. I never miss(ed) a monthly payment. I want to help my son with his debt so he can be able to save more money.

Thank you for taking the time to read this and considering my situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427291
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	22	Length of status:	9y 0m
Amount delinquent:	$11,041	Revolving credit balance:	$2,190	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	2
Screen name:	consummate-capital	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Painting and Hardwood floors
Purpose of loan:
This loan will be used to? Paint my home and put in hardwood floors, thanks.

My financial situation:
I am a good candidate for this loan because?
I am a hard worker and pay bills on time.
Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 750.00
??Insurance: $ 200.00
??Car expenses: $ 325.00
??Utilities: $ 125.00
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.47%	Starting borrower rate/APR:	29.47% / 31.84%	Starting monthly payment:	$632.43

Auction yield range:	11.27% - 28.47%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1983	Debt/Income ratio:	32%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	27 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	76	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$51,628	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$100,000+
Delinquencies in last 7y:	38	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	affluence-universe5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand my Family Law Firm
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2007	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,560	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kofiro	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Planning my engagement and wedding
Purpose of loan:
This loan will be used to used to finance my engagement and wedding.

My financial situation:
I am a good candidate for this loan because I always make payment on my loans. Will be graduating from pharmacy school at the end of November. Will start working as a graduate pharmacist in December till i become a registered pharmacist. I however need money to for my wedding. Most of my current income is from my student loans and some stock investment.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 100
??Car expenses: $ 360
??Utilities: $ 50
??Phone, cable, internet: $ 20
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$102.69

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1993	Debt/Income ratio:	20%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,281	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	humblewoman	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff payday loans/ fix breaks
Purpose of loan:PAY OFF PAYDAY LOANS I CURRENTLY HAVE FOUR THEY ARE WITH FEES IN AMT OF $585.00, $390.00, $315.00& $390.00, PLUS THE LOAN WILL PAY FOR MY BREAKS TO BE FIXED ON MY 2002 FORD EXPLORER. I DONT WANT TO GET A NEW CAR I JUST WANT TO FIX WHAT I HAVE AND DRIVE IT AS LONG AS I CAN. IT'S PAID OFF.
My financial situation:
I ALWAYS PAY MY BILLS ON TIME, I HAVE A VERY STABLE JOB WITH THE COUNTY I HAVE BEEN THERE IN THE SAME JOB FOR 8YRS AND 6 MONTHS. I ALSO HAVE A PART TIME JOB CLEANING TWO RENTAL CBINS THAT I AVERAGE $400-$500 A MONTH INCOME FROM IT, I HAVE WORK WITH THE PART TIME FOR 4 YRS NOW THATS HOW?I PAID OFF MY CAR. I AM VERY SERIOUS ABOUT GETTING OUT OF DEBT, THE ONLY REASON i GOT INTO THIS PAYDAY TRAP WAS?I HAD AN UNEXPECTED BILL COME UP (MEDICAL) AND NEEDED HELP FAST AND I HAD NO CLUE ABOUT PROSPER? UNTIL A CUOPLE OF MONTHS AGO. BUT ANYWAY GOT CAUGHT UP IN THE PAYDAY NIGHTMARE. I JUST NEED A LITTLE HELP TO GET BACK ON A GOOD BUDGET. WITHOUT PAYDAY FEES EATING UP MY PAYCHECK. I HAVE NO BANK RUP, I AM CURRENT ON ALL MY BILLS AND MY HUSBAND TAKES CARE OF ALL THE HOUSE PAYMENT AND INSURANCE. I TAKE CARE OF ALL THE POWER, PHONE, INTERNET, GAS FOR MY CAR. I MAKE $1568.52 EVERY OTHER WEEK THAT IS NET. I CURRENTLY HAVE A LOAN THAT I USED TO CONSOLIDATE SCHOOL, LOANS, AND SOME CREDIT CARDS IT IS 636.00 A MONTH THE PHONE, POWER, INTERNET EXPS IS $240.00 A MONTH AND GAS FOR MY CAR IS $160.00 FOR FOOD IS $250.00 A MONTH I HAVE ABOUT 583.00 LEFT OVER EACH MONTH UNTIL I GOT CAUGHT IN A PAYDAY NIGHTMARE. I WOULD HAVE PLENTY TO PAY MY PROSPER LOAN.

I JUST NEED A SECOND CHANCE TO GET BACK ON MY FEET I REALLY APPRECIATE ANY HELP I COULD GET. MAY GOD BLESS YOU:)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$313.36

Auction yield range:	3.27% - 7.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1980	Debt/Income ratio:	11%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	15y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,747	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tremendous-funds	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt / home improveme
Purpose of loan:
This loan will be used to consolidate small loans / low balances on credit cards
My financial situation:
I am a good candidate for this loan because I am a compulsive bill payer and will always be on time or before. I would like to know if there is a pre payment penalty please. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.99%	Starting borrower rate/APR:	16.99% / 19.19%	Starting monthly payment:	$106.94

Auction yield range:	11.27% - 15.99%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1981	Debt/Income ratio:	64%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	14 / 14	Employment status:	Retired
Now delinquent:	0	Total credit lines:	43	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$13,202	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%
Delinquencies in last 7y:	66	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rapid-greenback2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? CONSOLIDATE DEBT

My financial situation:
I am a good candidate for this loan because? I AM RECEIVING SSI DISABILITY BENEFITS AND RECEIVE A CONSTANT MONTHLY INCOME. I DO NOT HAVE TO WORRY ABOUT BEING LAID OFF FROM A JOB.

Monthly net income: $ 761

Monthly expenses: $
??Housing: $ 207 SECTION 8 RECEIPIENT
??Insurance: $ 12.33 CO-OP INSURANCE
??Car expenses: $ 0
??Utilities: $ INCLUDED IN MONTHLY CARRYING CHARGES
??Phone, cable, internet: $ PHONE: $41 CABLE: $68.30 INTERNET: $4.95
??Food, entertainment: $ 0 RECEIVE?$200 IN FOOD STAMPS
??Clothing, household expenses $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1988	Debt/Income ratio:	18%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	22y 11m
Amount delinquent:	$0	Revolving credit balance:	$50,653	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tenacious-credit	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Chase High Interest card
Chase raised interest rates to 24% never missed, never late. Would not discuss lowering rates. Just want to pay off balance on two Chase cards and close the accounts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427345
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.79%	Starting borrower rate/APR:	12.79% / 14.93%	Starting monthly payment:	$67.19

Auction yield range:	4.27% - 11.79%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1977	Debt/Income ratio:	42%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	33 / 33	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	72	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$130,258	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	squadron1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridge Loan for Credit Cards
Purpose of loan:
This loan will be used to? pay credit cards

My financial situation:
I am a good candidate for this loan because? I will pay it off

Monthly net income: $ 7200

Monthly expenses: $
??Housing: $ 1454????
??Insurance: $? 180
??Car expenses: $ 456
??Utilities: $ 121
??Phone, cable, internet: $ 156
??Food, entertainment: $? 210
??Clothing, household expenses $? 80
??Credit cards and other loans: $ 3200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2003	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,004	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	MB1207	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt
Purpose of loan:
This loan will be used to?help consolidate my various loans from college.

My financial situation:
I am a good candidate for this loan because? I am an honest, loyal , and trustworthy person.? I have never missed a payment and always paid more than the minimum.?

Monthly net income: $ 2,000

Monthly expenses: $ 800
??Housing: $ 0 ????
??Insurance: $ 0
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $70(cell)
??Food, entertainment: $ 50
??Clothing, household expenses $100
??Credit cards and other loans: $ 400
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427357
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$154.81

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	22	Length of status:	25y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,951	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lean-rupee	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY DOWN HIGH INTREST LOAN FROM AIG
Purpose of loan:
This loan will be used to? PAY OFF HIGH INTEREST LOAN FROM AMERICAN GENERAL FINANCE

My financial situation:
I am a good candidate for this loan because?HAVE BEEN? DOING BUSINESS WITH THAT COMPANY FOR 20 YEARS.? NO LATE PAYMENTS EVER.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	13	Length of status:	4y 4m
Amount delinquent:	$150	Revolving credit balance:	$115	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dime-achievement	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Build my credit with prosper
Purpose of loan:
This loan will be used to build my credit worthyness with prosper members.

My financial situation:
I am a good candidate for this loan because I am serious about getting my credit back up to par and planning on repaying the whole amount back asap.

Monthly net income: $ 1500

Monthly expenses: $ 0
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$195.96

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1993	Debt/Income ratio:	63%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,867	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	bold-revenue-advantage	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit cards
Purpose of loan:
This loan will be used to?pay off high interest credit cards and a few other bills?

My financial situation:
I am a good candidate for this loan because? I work full time and am responsible in paying my bills on time

Monthly net income: $4300

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 100
??Car expenses: $ 800
??Utilities: $ 50
??Phone, cable, internet: $50
??Food, entertainment: $ 50
??Clothing, household expenses $ 35
??Credit cards and other loans: $?1800??
Other expenses: $ 1200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427373
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$252.70

Auction yield range:	11.27% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1988	Debt/Income ratio:	32%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	21y 4m
Amount delinquent:	$0	Revolving credit balance:	$35,706	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deal-conductor	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? Pay off credit cards with very high interest rate.I have a very good history of paying my bills on time but it is verydisappointing to see the principal balance is not going down since most of the payment goes to interest payment .I have a permanent job for over 21 years and a bi weekly gross salary of $3175.00.I am trying to pay off all credit cards in approximately 5 years and with discipline?is determined to achieve this goal .I have both the ability and credibility to repay my loans in a timely manner and does not intend to be late or miss any payment because I take all my obligations very seriously.? Thank you all for your support.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 6880.00

Monthly expenses: $
??Housing: $ 900.00
??Insurance: $ 53.00
??Car expenses: $ 275.00
??Utilities: $ 60.00
??Phone, cable, internet: $ 55.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $1600.00
??Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1988	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	25 / 22	Employment status:	Retired
Now delinquent:	0	Total credit lines:	53	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$77,763	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	agreement-handshake	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
Need to Improve home for sale. lots of equity. expedient pay-off

My financial situation:
I am a good candidate for this loan because???I always repay my debts
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.63%	Starting borrower rate/APR:	25.63% / 27.94%	Starting monthly payment:	$200.47

Auction yield range:	11.27% - 24.63%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	18 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$28,198	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rec552	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	640-660 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	1 ( 5% )	660-680 (Nov-2007)
Principal balance:	$4,311.91	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Changing Careers
Purpose of loan:
Going into the supplemental insurance business. This is a commision? only business with upside potential, however there are basic start up cost and preparation. I'm looking for the opportunity to be self employed and independent. I've saved enough until thing get off the ground and will use the money for start up cost. This is a re-list as being self employed now.

My financial situation:
I have the normal credit card debt and car payment. I'm looking to improve my long term income and thus my financial situation.

Projected Monthly net income first six months : $3-$5000
Projected Monthly net income second six months : $5000 plus.

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 250
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $200
??Food, entertainment:?150
??Clothing, household expenses $ 150?
??Credit cards and other loans: $ 700
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	4	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$16,424	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	gentle-peso1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my CC and family loan
Purpose of loan:
This loan will be used to refinance my credit card debt?
My financial situation:
I am a good candidate for this loan because I have never been late on any payment all my life. I pay back whatever I borrow from banks, family or friends. I have a successful business, with steady income.????

Monthly net income: $ 3750/month.

Monthly expenses: $ 2830
??Housing: $ 950
??Insurance: $ 150
??Car expenses: $300?????
??Utilities: $?130
??Phone, cable, internet: $150
??Food, entertainment: $ 500
??Clothing, household expenses $250
??Credit cards and other loans: $?300
??Other expenses: $?100??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.30%	Starting borrower rate/APR:	28.30% / 30.65%	Starting monthly payment:	$186.87

Auction yield range:	14.27% - 27.30%	Estimated loss impact:	15.24%
Lender servicing fee:	1.00%	Estimated return:	12.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1995	Debt/Income ratio:	10%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	34	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,173	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Iza13	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off credit 2 credit cards.??

My financial situation:
I have two jobs, a full time and a part time job. I have been at my current full time job for a year and a half, and the part time job is my previous full time job, I have been with them since July of 2000. Both positions are in the accounting field (bookkeeping). Both are stable and secure.?

Monthly net income: $ 3200.00

Monthly expenses: $ 1782.00
??Housing: $ 477
??Insurance: $?130
??Car expenses: $ 250
??Utilities: $?65
??Phone, cable, internet: $ 150
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?80 minimum, paying $300 - $400 a month
??Other expenses: $ 30 pets
? School tuition: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.79%	Starting monthly payment:	$49.41

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1989	Debt/Income ratio:	17%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,676	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	shrewd-transparency1	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying miscellaneous medical bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.42%	Starting borrower rate/APR:	13.42% / 15.57%	Starting monthly payment:	$338.97

Auction yield range:	4.27% - 12.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1983	Debt/Income ratio:	53%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	24 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$164,764	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fulfilling-peace9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off outstanding Bills
Purpose of loan:
Is to payoff some bills.?

My financial situation:
I am a good candidate for this loan, as I have a good job that is very stable.? I have never defaulted on a loan.? I always pay my bills on time.? I work hard and my family is the most important thing to me. ?I would like to use this money to payoff some bills. ?Please consider loaning this money to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,300.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$176.63

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1993	Debt/Income ratio:	42%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	13y 0m
Amount delinquent:	$0	Revolving credit balance:	$25,451	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	payment-triangulation	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodel Bathroom
Purpose of loan:
This loan will be used to repair our old bathroom. We have lived in this house for 20 years and have replaced the roof, installed a new fuel efficient furnace,?central air conditioning, and hot water heater. The current bathroom needs major upgrading. My son and I plan to keep the total cost down by doing most of thr labor ourselves. The total figure for the following replacement fixtures is $6,800 (doing the work ourselves): Bath/Shower Modules, window, cabinets, Sink, Plumbing, Lighting, Fan Assembly, flooring, Ceiling, tile, Lumber, Paint, and Adhesives. I have $2,500 to help fund the project, but i will need a loan for $4,300 to complete it. The current value of our home is $86,000?

My financial situation:
I am a good candidate for this loan because I have maintained steady employment for 25 years in the field of Computer Science. I now manage the IT Department of a well established Industrial Hygeine testing firm that has been in business more than 35 years. I have never missed a single mortgage or auto payment. This upgrade of our bathroom will help our home to maintain its value.?

Monthly net income: $ 3,707

Monthly expenses: $ 2,698
??Housing: $ 695
??Insurance: $ 109
??Car expenses: $326
??Utilities: $ 229
??Phone, cable, internet: $119
??Food, entertainment: $ 450
??Clothing, household expenses $150
??Credit cards and other loans: $ 420
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$215.89

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1992	Debt/Income ratio:	48%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,875	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lasm1989	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 620-640 (Oct-2008) 640-660 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
new heater and p/o one credit card
Purpose of loan:
This loan will be used to pay for a new?propane?gas heater for a home and the rest of the loan will be used to pay off one credit card?

My financial situation:
I am a good candidate for this loan because? I am a previous prosper customer who repaid my loan in full. I have one?public record?on my credit report it was about 5 years ago but I have rebuilt my credit and have not been late on any payment for the last 5 years car, credit card, or household bills. I have additional house hold income available,??I will repay this loan in full and I will answer any questions that you may have. Thanks for your consideration?

Monthly net income: $ 1623.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $76.00
??Car expenses: $ 225.00
??Utilities: $ 125.00
??Phone, cable, internet: $?175.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 400.00
??Other expenses: $ 60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1998	Debt/Income ratio:	44%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 12	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	7y 1m
Amount delinquent:	$2,025	Revolving credit balance:	$7,913	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	GDInvest	Borrower's state:	California	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	36 ( 100% )	660-680 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) 640-660 (Aug-2008) 640-660 (Jan-2008) 680-700 (Sep-2006)
Principal balance:	$2,724.45	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
4th Loan-Back to School
Purpose of loan:
This loan will be used to go back to school.? I plan to attend The Art Institute of California - San Diego - Culinary Arts.? I would like to pay for the first two semesters up front with this loan.? I will continue working full time and my income will not be effected.??I've had?3 other loans through Prosper.? I've never been late on a payment....I realize?my credit score?dropped from a C to an HR, although my score has not changed.? Please understand - my credit score has not changed and I'm unsure how I am now an HR in regards to my credit score.

My financial situation:
I am a good candidate for this loan because? I have a proven?track record.? I have had three Prosper loans, never been late, paid two in full and am currently paying on the third one, no issues.? I own my own home and at this time am renting a portion of it out to friends.? They have lived with me for the last?3 years and have never been late in their rent payments or obligations.? They also have no plans on moving out and that income will be available for at least the next year.? I am also currently a lender at Prosper.? I've had only one account that went into collections and have been happy with the results from the borrowers I've assisted in funding.

Monthly net income: $8,000.00 - this includes rental income from my boarder (increased rents since last listing)?

Monthly expenses: $
??Housing: $1,500.00 - Explanation below
??Insurance: $116.00
??Car expenses: $0.00 - Explanation below
??Utilities: $100.00?- Explanation below
??Phone, cable, internet: $110.00
??Food, entertainment: $400.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $143.00 (other prosper loan)
??Other expenses: $0

Please Note:? I do not have a delinquent amount of $2,025.00.? I recently had my home loan modified and the mortgage company incorrectly reported this amount.? They are in the process of removing it from my credit report as we speak.?
The housing payment is after the income regarding renters has been applied.? My car expense is reimbursed by my employer in the form of mileage reimbursement.? Each month my mileage reimbursement is at least $500.00, the car payment is only $423.00. Utilities are split between myself and my renters.? Phone and internet are reimbursed by my employer as I work from home.?? I have been with the same employer for the last?7 years and have no plans to change or alter my current place of employment.? I am rated as an exceeds employee and?a change in my career is not likely.? Thank you for taking the time to review my listing.? I
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$123.23

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1995	Debt/Income ratio:	42%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$90,778	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	powerful-rate9	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to? consolidate some of my credit card obligations into one payment.

My financial situation:
I am a good candidate for this loan because? I have decent credit and have always paid my bills on time.? I also have owned my home for 10 years and receive income from a renter in my home of $500 per month.

Monthly net income: $ 3,000.00

Monthly expenses: $
??Housing: $ 1,100.00
??Insurance: $ 156.00
??Car expenses: $?
??Utilities: $ 65.00
??Phone, cable, internet: $ 170.00
??Food, entertainment: $?300.00
??Clothing, household expenses $
??Credit cards and other loans: $ 700.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$167.08

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1997	Debt/Income ratio:	25%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$17,124	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	benjamins-goblin	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expecting Second Child
Purpose of loan: This loan will be used to consolidate debt and to supplement my wife?s income while she is on maternity leave. My wife and I are expecting our second baby and we are very excited! My wife is self-employed as a massage therapist and her income will be about half while she takes some time off after delivery. This loan will allow us to relax during the remainder of her pregnancy as I know that we will be financially okay when she is at home with our new baby.

My financial situation: I am extremely money conscious. My focus is to be financially responsible and as such I would like to lower our monthly payments before she goes on leave.

Monthly net income: $ 4500 including my wife?s income.

Monthly expenses: $ ??Housing: $ 1350??Insurance: $ 160???Utilities: $?200??Phone, cable, internet: $ 150??Food, entertainment: $125 ??Clothing, household expenses $ 150??Credit cards and other loans: $?1500??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.63%	Starting borrower rate/APR:	25.63% / 27.94%	Starting monthly payment:	$280.66

Auction yield range:	11.27% - 24.63%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2001	Debt/Income ratio:	22%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,439	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	consummate-currency3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring!!!!!!!
Purpose of loan:
This loan will be used to marry the most beautiful woman in three counties.

My financial situation:
I am a good candidate for this loan because I have reliable work as a full-time high school teacher.

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 0 ???? ????
??Insurance: $ 0
??Car expenses: $ 381
??Utilities: $ 75
??Phone, cable, internet: $ 75
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200 per month on two cards.? Paid in full by December 2009
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$325.70

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1998	Debt/Income ratio:	17%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,654	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	2
Screen name:	joegator12	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,250.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$1,738.49	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying for school and credit cards
Purpose of loan:
This loan will be used to pay off?two credit cards and pay for my graduate program.? It seems I pay large amounts each month to high interest cards and I can never make a dent into the principal amount.

My financial situation:
I would like to add that all payments will be automatically deducted from my account through the automatic deduction option on repaying this loan. PAYMENTS WILL BE ON TIME!?? As you can see from my past history, with prosper I have never been late and always pay.

I am a good candidate for this loan because I have an amazing and stable job in biotech sales and I am back on track finally to fixing any discrepancies on my credit history. I am new to Prosper and looking to repair some past mistakes to my credit. I am a college graduate with an incredible job in the Biotech industry and will be attending a MBA program at the country?s largest research university. No worries, my employer will be paying for school, but I will be looking to start a major campaign to repair my credit. I am trying to repair some damage I made while in undergraduate. I had a couple of set backs in school, the most pressing was the death of my younger brother, but I am finally at the point financially and emotionally for a fresh start. These setbacks knocked me off balance for a little bit, but now I am ready and willing to do all in my power to fix my past mistakes. The only problem is that it is extremely hard to get a start. I have applied, without success, on several occasions for a bank funded loan, but I feel my past mistakes are just too great. Unfortunately, I do not have the opportunity to explain to them that those mistakes were a one time occurrence during an extremely difficult time in my life. I have an amazing job (employed for over a year now) that pays for my needs four times over, but now all I want to do is use those extra funds to help me restore my credit. I have begun with little payments here and there, but I really need to pay a credit card in full that is currently in collections. Thank you so much for any consideration and understanding.

Monthly net income: $ 2450.00 + commissions ($ +600.00)

Monthly expenses: $ 2096
Housing: $ 1100.00
Insurance: $ 105.00
Car/Gas expenses: $120.00
Utilities: $ 95.00
Phone, cable, internet: $ 66.00
Food, entertainment: $ 350.00
Credit cards and other loans: $ 260.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,139	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	community-harmony	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Flipper looking for capital
Purpose of loan:
This loan will be used to rehab an investment property.
we use 70% LTV rule to accure the property and we market the completed house lower than apprasied value in order to sell more quickly.

My financial situation:
I am a good candidate for this loan because I own a check cashing business where money is the inventory for the business.
I could use the resource from the check cashing account in a pinch, however taking money away from the business where money makes money hurts my business.?
Thus, I would rather use loaned money whenever possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$326.59

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-2005	Debt/Income ratio:	15%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	5	Length of status:	5y 7m
Amount delinquent:	$24	Revolving credit balance:	$53	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	durability-titan1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NEW KITCHEN
Purpose of loan:
This loan will be used to improve my new kitchen, put some new equiment like new carbinet ,? ENTERTAINMENT CABINETS? AND ALOTS STUFF MORE , ...........

My financial situation:
I am a good candidate for this loan because i have a good credit? points.. and i really need to improvent my new kitchen it look old and doesnt secure for my house

Monthly net income: $? 2,500 to 2800 a month

Monthly expenses: $
??Housing: $ 600
??Insurance: $ ..
??Car expenses: $ N/A
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ N/A
??Credit cards and other loans: $ 300
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B	Auction Duration:	14 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$123.05

Auction yield range:	6.27% - 15.00%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1995	Debt/Income ratio:	12%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,974	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	resplendent-value	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help for childs education
Purpose of loan:
This loan will be used to help my son pay for education expenses, so that he may take classes next semester.
My financial situation:
I am a good candidate for this loan because I am able to work full-time and have been for a long time.? I have no house payments or car?payments either.? I am able to pay?my payments/bills on time.??If you have any questions feel free to ask.? I had to relist the loan again due to an address change and it was cancelled.? Everything should be in order this time.? If you would please rebid for me that would be appreciated.?? Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$36,485	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	magical-credit	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay down the balances on some of my high interest credit cards.? A couple of my cards recently had their rates increased to 28%, and I would prefer not to pay further interest to those companies.? I would much rather pay 18-20% to an upstanding individual than 28% to a bank. ?

My financial situation:
I am a good candidate for this loan because by paying down some of these other credit cards, my finances will be freed to not only pay off this personal loan, but improve my overall financial stability.

Monthly net income: $2000

Monthly expenses: $1350
??Housing: $525
??Insurance: $
??Car expenses: $
??Utilities: $40
??Phone, cable, internet: $85
??Food, entertainment: $100
??Clothing, household expenses $100
??Credit cards and other loans: $500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$143.77

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1987	Debt/Income ratio:	22%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	18y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,084	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bettybam	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	760-780 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	740-760 (Aug-2009) 740-760 (Jul-2009) 700-720 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
100% PAID BY APRIL 2010
Purpose of loan:This loan will be used to? pay off open credit cards that are in my name only.. and pay off a personal loan in the amount of $ 7,000.00.?? to be able to make 1 payment a month instead of 8.? I would like to obtain a debt consolidation loan?and clean up my own mess..? Please!!! Please!!??At this point?I am not picky about the interest rate...?
Paying off these items will help my husband & i obtain funding when our son goes off to college in 2010..?

My husband & I will be married 25 years in the year 2013.? My goal is to get myself financially able to purchase him a 1966 Ford Mustang as a surprise Annverisary present.? by obtaining this loan, I will be able to roll some items into one payment instead of 8..

the only reason is show up as HR is because of a business credit card that shows up in my name too..? It is always maxed out and paid every month.

thank you?

My financial situation:
I am a good candidate for this loan because? my husband pays for all the household expenses that are in both of our names..
We own a?our own business?and he brings home approx $120,000.?Monthly net income: $ 2500 mine? 12500 combined
Monthly expenses: $???
Housing: $???2,100?
?Insurance: $? 150??
Car expenses: $? 530???
Utilities: $? 300?
?Phone, cable, internet: $??250?
?Food, entertainment: $? 500?
?Clothing, household expenses $? 150?
?Credit cards and other loans: $??810.00?
??Other expenses: $? 100??? (out of all these expenses i pay for 1,000 out of my check)
My 1st loan with proper was paid off in 6-7 months..? and this on will be paid in full by April. 2010.?

Thank you all for believing in me.

Welcome back Prosper!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.98%	Starting borrower rate/APR:	9.98% / 10.32%	Starting monthly payment:	$64.52

Auction yield range:	3.27% - 8.98%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1993	Debt/Income ratio:	8%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	18y 7m
Amount delinquent:	$0	Revolving credit balance:	$74,395	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	responsibility-bath	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high rate credit card
Purpose of loan:
This loan will be used to pay off my Bank of America Credit Card which has a rate of 19.98%?

My financial situation:
I am a good candidate for this loan because I have a good credit score 730, steady income and I've proven to be responsible with my credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 9.58%	Starting monthly payment:	$186.64

Auction yield range:	4.27% - 6.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1997	Debt/Income ratio:	12%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$27,983	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	chermysl	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CC Paydown
Purpose of loan:
This loan will be used to pay down credit card debt that is at too high of an interest rate (over 10%).

My financial situation: full-time employment as a Software Engineer with a company that is doing very well. I also have a savings cushion in the event I should lose my current job.
I am a good candidate for this loan because I pay on time and do not default on accounts. In the past couple years I've managed to change my habits and in particular will not purchase anything for which I don't currently have the cash. My car is nearly paid off (less than $2k to go) and I have a very low mortgage payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,300.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$210.52

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1999	Debt/Income ratio:	23%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$37,782	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	hope-sergeant	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to?
Pay off credit card debt.? My credit card company was giving me a rate of 7.99 but recently they jacked it up to 24.00%.? I called them to see if they would keep it at 7.99 and they said no.
My financial situation:
I am a good candidate for this loan because?I'm a civil Engineer with 15+ years of experience, working for a solid Company.
I have always paid my bills on time. My credit score is over 700 and I have a good credit history.
Information in the Description is not verified.